TOUCHSTONE VARIABLE SERIES TRUST
                          PROSPECTUS DATED MAY 1, 2001
                      SUPPLEMENT DATED SEPTEMBER 18, 2001


THE FOLLOWING INFORMATION REPLACES INFORMATION FOR THE TOUCHSTONE GROWTH & INCOME FUND FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGE 51 OF THE
PROSPECTUS:


FUND SUB-ADVISOR TO THE TOUCHSTONE GROWTH & INCOME FUND
ZURICH SCUDDER INVESTMENTS, INC. (ZURICH SCUDDER)
345 PARK AVENUE, NEW YORK, NY 10154


Tom Sassi, Managing Director and Lead Portfolio Manager, has more than twenty-five years of investment experience. He has been a portfolio manager since 1973 and joined Zurich Scudder in August of 1996. Fred Gaskin, Senior Vice President, is also a portfolio manager. He has been a portfolio manager since 1993 and joined Zurich Scudder in November of 1996.


THE FOLLOWING INFORMATION REPLACES INFORMATION FOR THE TOUCHSTONE BOND FUND FOUND UNDER THE HEADING "THE FUND'S MANAGEMENT" ON PAGE 52 OF THE PROSPECTUS:


FUND SUB-ADVISOR TO THE TOUCHSTONE BOND FUND
FORT WASHINGTON INVESTMENT ADVISORS, INC. (FORT WASHINGTON)
420 EAST FOURTH STREET, CINCINNATI, OH 45202


Timothy J. Policinski, CFA, Vice President and Senior Portfolio Manager, Fixed Income, joined Fort Washington Investment Advisors in June of 2001. Prior to joining Ft. Washington, he was employed by Lincoln Investment Management, Ft. Wayne, Indiana, as Vice President, Public Bond Manager since 1997. Prior to 1997, Mr. Policinski was also a portfolio manager with Lincoln Investment Management for total return accounts, mutual funds and variable annuity mutual funds since 1994.